                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



Date of Report (Date of earliest event reported): December 5, 2001



                            SELECT THERAPEUTICS INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     000-27353                      98-0169105
---------------                ------------                 -------------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



                               52-B CUMMINGS PARK
                          WOBURN, MASSACHUSETTS 01801
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 939-5650

--------------------------------------------------------------------------------

This Form 8-K/A amends the Current Report on Form 8-K filed on December 5, 2001 to incorporate Items 2 and 7.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 5, 2001, Select Therapeutics, Inc. ("Select") completed the termination of its joint venture with Cytomatrix, LLC, known as Cell Science Therapeutics, Inc. ("CST"). Select and Cytomatrix had announced their mutual intent to unwind the joint venture in early November.

Pursuant to the terms of a Termination Agreement, dated as of December 3, 2001, among Select, Cytomatrix and CST, Select regained the intellectual property it contributed to the joint venture in exchange for its assignment of its 50% equity interest in CST to CST. Also, in exchange for the return of this intellectual property, Select assumed $405,400 in accounts payable of CST and contributed $325,000 to CST. The $325,000 was paid out of Select's working capital. The parties to the Termination Agreement determined the amount of the consideration through arms length negotiations. In addition, Select and Cytomatrix have mutually agreed not to pursue the merger of the two companies. Further, in connection with the unwinding of the joint venture, Mr. Robert Bender, Dr. Allan Green and Dr. Andrew Muir, each a Director of Select, resigned from the Board of Directors of CST.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.

Select Therapeutics Inc.
(A Development Stage Enterprise)
Pro Forma Financial Information - Basis of Presentation

Unaudited

The following unaudited pro forma financial information gives effect to the termination of a joint venture between Select Therapeutics Inc. ("Select") and Cytomatrix, LLC named Cell Science Therapeutics, Inc. ("CST") and to the disposition of Sierra Diagnostics, Inc. ("Sierra") by Select. Select and Cytomatrix each owned 50% of the equity of CST. This pro forma financial information is based on actual historical financial statements of Select and the estimates and assumptions set forth below and in the notes to the unaudited pro forma financial information.

The termination of CST is subject to the terms of the termination agreement between the parties dated December 3, 2001. Under the terms of the agreement, Select regained the intellectual property and other noncash assets it contributed to the joint venture in exchange for its assignment to CST of its 50% equity interest in CST. Also, in exchange for the return of this intellectual property, Select assumed $405,400 in accounts payable of CST and contributed $325,000 to CST. In addition, the two companies have mutually agreed not to pursue the merger of Select and Cytomatrix.

Select will record the assets returned by CST at a net book value of zero since all related costs had previously been expensed by Select as research and development. As of December 3, 2001, Select will record a net loss on the termination of the joint venture of approximately $1,200,000, reflecting the $325,000 cash payment to CST, $405,400 of assumed liabilities of CST, write-off of the remaining investment in Cell Science Therapeutics and write-off of remaining outstanding receivables from CST.

On November 3, 2000, Select sold all of its shares in its wholly-owned subsidiary, Sierra, to a group of private investors and the management of Sierra in exchange for a 6% royalty on future sales of Sierra's current products in excess of specified thresholds and a promissory note in the amount of $1,394,000, the amount of Select's intercompany advances receivable from Sierra at the time of the sale. The sale was effective as of October 1, 2000. The note is secured by certain patent rights of Sierra and bears interest at a rate of 9.5% to December 31, 2000, and thereafter to be adjusted quarterly based on a published prime rate. There is no fixed term to maturity and repayments are contingent upon certain future events. A reserve against the full amount of the note receivable and accrued interest was provided because there are significant uncertainties as to Sierra's ability to generate the cash flows from sales of current Sierra products necessary to make repayments under the promissory note.

The unaudited pro forma balance sheet gives effect to the termination of CST as if it had occurred on September 30, 2001; the disposition of Sierra was already reflected in the actual balance sheet of Select as of that date. The unaudited pro forma statements of operations for the year ended June 30, 2001 and the three months ended September 30, 2001 reflect Select's results assuming the disposition of Sierra and the termination of CST had occurred as of July 1, 2000. Accordingly, it excludes all revenues and costs of Sierra and includes all costs for Select as if its operations had continued without the formation of the joint venture.

The pro forma adjustments are based on estimates, currently available information and certain assumptions that management deems appropriate. The unaudited pro forma financial information presented herein is not necessarily indicative of the results Select would have obtained had such events occurred as of July 1, 2000 as assumed for purposes of the statement of operations, or on September 30, 2001 as assumed for purposes of the balance sheet, or of the future results of Select. The unaudited pro forma financial information should be read in conjunction with the audited financial statements and notes thereto of Select for the year ended June 30, 2001 (filed previously on Form 10-KSB) as well as the unaudited quarterly information for Select for the quarter ended September 30, 2001 (as filed on Form 10-QSB).

SELECT THERAPEUTICS INC.
(A DEVELOPMENT ENTERPRISE)
Pro forma Balance Sheet
September 30, 2001
Unaudited

----------------------------------------------------------------------------------------------------------------------------
                                                                                    Adjustment for
                                                                     Select         Termination of
                                                                  Therapeutics       Cell Science
                                                                     Actual          Therapeutics                Pro forma
----------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                        $    776,100         $  (325,000) (a)          $   451,100
Receivable from Cell Science Therapeutics                             121,600            (121,600) (b)                   --
Prepaid expenses and other assets                                      13,300                  --                    13,300
----------------------------------------------------------------------------------------------------------------------------
           Total current assets                                       911,000            (446,600)                  464,400
----------------------------------------------------------------------------------------------------------------------------

Property, plant and equipment, net                                     38,300                  --                    38,300
Investment in Cell Science Therapeutics                               719,800            (719,800) (c)                   --
----------------------------------------------------------------------------------------------------------------------------
           Total assets                                          $  1,669,100         $(1,166,400)              $    502,700
----------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Liabilities:
    Accounts payable and accrued liabilities                     $  1,171,900         $   405,400  (d)          $ 1,577,300
    Other current liabilities                                          59,300                  --                    59,300
----------------------------------------------------------------------------------------------------------------------------
           Total current liabilities                                1,231,200             405,400                 1,636,600
----------------------------------------------------------------------------------------------------------------------------

Shareholders' equity:
    Preferred stock                                                        --                  --                        --
    Common stock                                                        1,300                  --                     1,300
    Additional paid in capital                                     17,731,300                  --                17,731,300
    Deferred compensation                                             (41,900)                 --                   (41,900)
    Deficit accumulated during the development stage              (17,252,800)         (1,571,800) (e)          (18,824,600)
----------------------------------------------------------------------------------------------------------------------------
            Total stockholders' equity (deficit)                      437,900          (1,571,800)               (1,133,900)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
            Total liabilities and stockholders' equity           $  1,669,100         $(1,166,400)              $   502,700
============================================================================================================================

SELECT THERAPEUTICS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
Pro forma Statement of Operations
Year ended June 30, 2001
Unaudited

------------------------------------------------------------------------------------------------------------------------------------
                                                                              PRO FORMA,
                                         SELECT             SIERRA            EXCLUDING          CELL SCIENCE
                                      THERAPEUTICS        DIAGNOSTICS          SIERRA            THERAPEUTICS
                                         ACTUAL              (f)             DIAGNOSTICS         ADJUSTMENTS          PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Research and development             $ 2,550,000           $     --          $ 2,550,000        $ 1,220,400(h)        $ 3,770,400
Selling, general and
administration                         2,636,300            171,800            2,464,500            415,400(h)          2,879,900
Depreciation and amortization              7,700              6,200                1,500                 --                 1,500
------------------------------------------------------------------------------------------------------------------------------------
     Loss from operations             (5,194,000)           178,000           (5,016,000)         1,635,800            (6,651,800)

Interest income                          281,600                 --              281,600                 --               281,600
Other income                               1,000             (1,000)                  --                 --                    --
Equity in loss of Cell
Science Therapeutics                   1,613,600                 --            1,613,600         (1,613,600)(g)                --
------------------------------------------------------------------------------------------------------------------------------------
Net loss                             $(6,525,000)          $177,000          $(6,348,000)       $    22,200           $(6,370,200)
====================================================================================================================================

Basic and diluted net loss
per share                            $     (0.54)                            $     (0.52)                             $     (0.52)

Weighted average number of
shares used in computing
basic and diluted net loss
per share                             12,144,560                              12,144,560                               12,144,560
====================================================================================================================================


SELECT THERAPEUTICS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
Pro forma Statement of Operations
Three months ended September 30, 2001
Unaudited

------------------------------------------------------------------------------------------------------------------------------------
                                                                              PRO FORMA,
                                         SELECT              SIERRA           EXCLUDING         CELL SCIENCE
                                      THERAPEUTICS        DIAGNOSTICS           SIERRA          THERAPEUTICS
                                         ACTUAL              (f)             DIAGNOSTICS         ADJUSTMENTS            PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Research and development             $   247,600           $     --          $   247,600         $  631,600(h)        $   879,200
Selling, general and
administration                           508,800                 --              508,800            230,200(h)            739,000
Depreciation and amortization              3,500                 --                3,500                 --                 3,500
------------------------------------------------------------------------------------------------------------------------------------
     Loss from operations               (759,900)                --             (759,900)           861,800            (1,621,700)

Interest income                            6,700                 --                6,700                 --                 6,700
Equity in loss of Cell Science
Therapeutics                             666,600                 --              666,600           (666,600)(g)                --
------------------------------------------------------------------------------------------------------------------------------------
Net loss                             $(1,419,800)          $     --          $(1,419,800)        $  195,200           $(1,615,000)
====================================================================================================================================

Basic and diluted net loss
per share                            $     (0.11)                            $     (0.11)                             $     (0.13)

Weighted average number of
shares used in computing
basic and diluted net loss
per share                             12,586,312                              12,586,312                               12,586,312
====================================================================================================================================

Notes to the Pro Forma Financial Information:


(a) To record Select's payment to CST in accordance with the terms of the termination agreement.

(b) To write-off the outstanding receivable from CST. The actual receivable from CST as of the termination date and which was forgiven was $30,500.

(c) To record the elimination of Select's remaining investment in CST to reflect its assignment of its 50% equity interest in CST to CST.

(d) To record Select's assumption of accounts payable of CST upon the termination.

(e) To reflect the net loss upon termination of the joint venture attributable to Select's cash payment to CST, write-off of outstanding receivable from CST, write-off of Select's remaining investment in CST and Select's assumption of accounts payable of CST.

(f) To remove the results of operations of Sierra previously consolidated with Select's results, as if the disposition of Sierra had occurred as of the beginning of the periods presented.

(g) To remove the Equity in Loss of CST assuming that the termination of the joint venture had occurred as of the beginning of the periods presented.

(h) To include the results of operations of Select's research and development programs and related general and administrative costs that would have been incurred if Select had continued to operate on a stand-alone basis and had not participated in the joint venture. These adjustments are based upon management's identification of costs incurred by CST related to the intellectual property returned by CST to Select; such amounts are not necessarily indicative of actual costs which would have been incurred.


(c) Exhibits

Exhibit
Number      Description
------      -----------
  2.1       Termination Agreement, dated as of December 3, 2001, among Select
            Therapeutics, Inc., Cytomatrix, LLC and Cell Science Therapeutics,
            Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SELECT THERAPEUTICS INC.
                                    (Registrant)



Date: December 18, 2001             By: /s/ Dr. Andrew R. Muir
                                        ----------------------------------------
                                    Name:  Dr. Andrew R. Muir
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

  2.1 Termination Agreement, dated as of December 3, 2001, among Select Therapeutics, Inc., Cytomatrix, LLC and Cell Science Therapeutics, Inc.






                                       8